UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Turtle Beach Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! TURTLE BEACH CORPORATION 2023 Annual Meeting Vote by July 5, 2023 11:59 PM ET Or at the Annual Meeting on July 6, 2023 12:00 PM ET TURTLE BEACH CORPORATION 44 SOUTH BROADWAY, 4TH FLOOR WHITE PLAINS, NY 10601 V18969-P95961 You invested in TURTLE BEACH CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 6, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders (including the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any amendment on Form 10-K/A) online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 6, 2023 12:00 PM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/HEAR2023 *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote online during the virtual meeting. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Terry Jimenez 05) Michelle D. Wilson For 02) L. Gregory Ballard 06) Andrew Wolfe, Ph.D. 03) Katherine L. Scherping 07) William Wyatt 04) Julia W. Sze 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. To approve an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”) to increase the total number of shares of common stock authorized for grant under the 2013 Plan from For 5,277,353 shares to 6,326,353 shares. 4. An advisory vote on the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V18970-P95961